UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, #750, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PPYAU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	PPYA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Papaya Growth Opportunity Corp. I (the “Company”) has determined to postpone the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Wednesday, August 16, 2023, and instead hold the meeting on August 30, 2023 at 11:00 a.m. Eastern Time.  At the Special Meeting, stockholders will be asked to vote on the following proposals: (i) a proposal (the “Extension Amendment Proposal”) to amend the Company’s Second Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Combination Period”) for an additional one (1) month each time, from October 19, 2023 to February 19, 2024 (as extended, the “Extended Date”); (ii) a proposal (the “Founder Share Amendment Proposal”) to amend the Company’s Charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder; (iii) a proposal to amend the Company’s Charter (the “Redemption Limitation Amendment Proposal”) to eliminate from the Charter the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) in excess of $5,000,000 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; (iv) a proposal (the “Trust Amendment Proposal,” and together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Share Amendment Proposal, the “Amendment Proposals”), to amend the Company’s investment management trust agreement, dated January 13, 2022, with Continental Stock Transfer & Trust Company, as trustee (as amended, the “Trust Agreement”) to allow the Company to extend the Combination Period for an additional one (1) month each time, from October 19, 2023 to February 19, 2024 by depositing into the Company’s trust account an extension payment for each outstanding share of the Company’s Class A common stock, par value $0.0001 per share, issued in the Company’s Initial Public Offering (the “Public Shares”) after giving effect to redemptions; and (v) a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company has decided to postpone the Special Meeting to revise the Extension Payment. In connection with the postponement, the right of the Public Shares to exercise their right to redeem their Public Shares for their pro rata portion of the funds available in the Company’s trust account, or to withdraw any previously delivered demand for redemption, has been extended to 5:00 p.m., Eastern time, on August 28, 2023 (the “Redemption Deadline Extension”) (two business days before the postponed Special Meeting).

Additional Definitive Proxy Soliciting Materials

SUPPLEMENT TO PROXY STATEMENT

OF

PAPAYA GROWTH OPPORTUNITY CORP. I

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking stockholder approval of, among other things, (i) the Extension Amendment Proposal to amend the Company’s Charter to extend the Combination Period for an additional one (1) month each time, from October 19, 2023 to February 19, 2024, and (ii) the Trust Amendment Proposal to amend the Trust Agreement to extend the Combination Period up to four (4) times for an additional one (1) month each time, from October 19, 2023 to February 19, 2024, by depositing into the Company’s trust account, for each one-month extension, the Extension Payment. The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Special Meeting, (ii) an amendment to the Extension Amendment Proposal, and (iii) an amendment to the Trust Amendment Proposal, including a change to the Extension Payment..

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Special Meeting Date

The date of the Special Meeting has been postponed (the “Postponement”) and will be held at 11:00 a.m. Eastern Time on August 30, 2023 virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/papayagrowth/sm2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of August 14, 2023 (two business days before the Special Meeting) for delivery of redemption requests by the Company’s stockholders to the Company’s transfer agent has been extended to August 28, 2023 (two business days before the postponed Special Meeting).

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the July 24, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by August 29, 2023.

The Extension Amendment Proposal

A revised proposal to amend the Charter to provide the Board with the right to extend the date by which the Company has to consummate a business combination (the “Combination Period”) up to an additional five (5) times for one (1) month each time, from September 19, 2023 to February 19, 2024 (as extended, the “Extended Date”) (i.e., for a period of time ending 25 months after the consummation of its IPO).

The Trust Amendment Proposal

A revised proposal to approve the adoption of an amendment to the investment management trust agreement, dated January 13, 2022, with Continental Stock Transfer & Trust Company, as trustee (as amended, the “Trust Agreement”), to allow the Company to extend the Combination Period up to an additional five (5) times for one (1) month each time from September 19, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the lesser of (a) $30,000 and (b) $0.03 for each then-outstanding Public Share after giving effect to any redemptions (the “Extension Payment”).

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Such forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “trend,” “will,” “continue,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “look forward” or other similar words or terms. Because such statements include risks, uncertainties and contingencies, actual actions and results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. Factors that can affect future results include, but are not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company undertakes no obligation to update or revise any forward-looking statement to reflect new or changing information or events after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Additional Information and Where to Find It

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Special Meeting and, beginning on or about August 2, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the July 24, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Special Meeting and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023	PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
Name: Clay Whitehead
Title: Chief Executive Officer